EXHIBIT 10.4
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                              CONSULTANT AGREEMENT
                              --------------------

                  This Agreement is made and entered into as of the 15th day of October, 1999, between IRT Industries, Inc., a Florida corporation (the "Company") and Jahnihah Wrede ("Consultant").

                  In consideration of and for the mutual promises and covenants contained herein, and for other good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:

1.               Purpose.  The  Company  hereby  employs the  Consultant  during
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the Term (as  defined  below) to render  consulting  advice and  services to the
Company as it relates to the creation and ongoing maintenance of the Company's website.

2.               Term. This Agreement shall be effective for a period of one
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year (the "Term")  commencing  on the date hereof and shall be terminable by the
Company at its will at any time upon five business days' written notice.

3.               Duties of Consultant. During the term of this Agreement, the
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Consultant  shall provide the Company with such regular and  customary  advisory services as is reasonably requested by the Company, provided that the Consultant shall not be required to undertake duties not reasonably within the scope of the services contemplated by this Agreement. In performance of these duties, the Consultant shall provide the Company with the benefits of Consultant's best judgment and efforts. It is understood and acknowledged by the parties that the value of the Consultant's advise is not measurable in any quantitive manner, and the Consultant shall be obligated to render advice, upon the request of the Company, in good faith, but shall not be obligated to spend any specific amount of time in doing so. The Consultant's duties may include at the Company's request, but will not necessarily be limited to:

           a.       Creation and installation of the Company's website;

           b.       Reasonable adjustments and changes to the Company's website;

           c.       Assisting in website related issues.

The Company anticipates that its website needs will most likely increase over the course of this contract, but will limit the commitment covered by this contract to no more than 15 website pages. Additional contracts and compensation will be negotiated if the companies needs exceed the website pages covered by this contract.

4.                Compensation. For services to be rendered by the Consultant
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hereunder,  on the date hereof the  Consultant  shall  receive a total of 50,000 shares of the Company's common stock, par value $.0001 per share, valued at $0.25 per share (the "Shares) as soon as is reasonable upon the signing of this contract. The Consultant also represents to the Company that (a) he is not a


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registered  broker-dealer;   (b)  he  is  not  affiliated  with  any  registered
broker-dealers; and (c) he does not purchase or sell securities or structure the purchase or sale of securities for third parties as his business.

5.                 Further  Agreements.  Because of the nature of the services
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being  provided by Consultant  hereunder,  Consultant  acknowledges  that he may receive access to Confidential Information (as defined in Section 7 hereof) and that, as a consultant to the Company, he will attempt to provide advice that serves the best interests of the Company.

6.                 Confidentiality.  Consultant  acknowledges  that  as a
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consequence  of his  relationship  with the  Company,  he may be given access to confidential information which may include the following types of information: financial statements and related financial information with respect to the Company and its subsidiaries (the "Confidential Financial Information"), trade secrets, products, product development, product packaging, future marketing
materials,   business  plans,   certain   methods  of  operations,   procedures,
improvements, systems, customer lists, supplier lists and specifications, and other private and confidential materials concerning the Company's business (collectively, "Confidential Information").

                  Consultant covenants and agrees to hold such Confidential Information strictly confidential and shall only use such information solely to perform his duties under this Agreement, and Consultant shall refrain from allowing such information to be used in any way for his own private or commercial purposes. Consultant shall also refrain from disclosing any such Confidential Information to any third parties. Consultant further agrees that upon termination or expiration of this Agreement, he will return all Confidential Information and copies thereof to the Company and will destroy all notes, reports and other material prepared by or for him containing Confidential Information. Consultant understands and agrees that the Company might be irreparably harmed by violation of this Agreement and that monetary damages may be inadequate to compensate the Company. Accordingly, the Consultant agrees that, in addition to any other remedies available to it at law or in equity, the Company shall be entitled to injunctive relief to enforce the terms of this Agreement.

                  Notwithstanding the foregoing, nothing herein shall be construed as prohibiting Consultant from disclosing any Confidential Information
(a) which at the time of disclosure, Consultant can demonstrate either was in the public domain and generally available to the public or thereafter becomes a part of the public domain and is generally available to the public by publication or otherwise through no act of the Consultant; (b) which Consultant can establish was independently developed by a third party who developed it without the use of the Confidential Information and who did not acquire it directly or indirectly from Consultant under an obligation of confidence; (c) which Consultant can show was received by him after the termination of this Agreement from a third party who did not acquire it directly or indirectly from the Company under an obligation of confidence; or (d) to the extent that the Consultant can reasonably demonstrate such disclosure is required by law or in any legal proceeding, governmental investigation, or other similar proceeding.


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7.                   Severability.  If any  provision  of this  Agreement  shall
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be held or made invalid by a statute, rule,  regulation,  decision of a tribunal or otherwise, the remainder of this Agreement shall not be affected thereby and, to this extent, the provisions of this Agreement shall be deemed to be severable.

8.                   Good Faith and Fair Dealing. It is agreed between the
                     ---------------------------
parties that good faith and fair dealing are presumed and that this agreement is for the mutually beneficial interest of both parties. Neither party is operating with the intent of self dealing.

9.                   Resolution of Disputes.  This Agreement and its terms shall
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be construed by and between the parties  involved and enforced  primarily by (1)
mediation, and if no satisfactory resolution is determined; then by (2) arbitration by a disinterested and competent third party agreeable to both parties. The company does not waive its right to seek adjudication in the State of North Carolina, provided mediation and arbitration are unable to resolve disputes.

10.                        Miscellaneous.
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                                    a. Any notice or other communication between
                           parties hereto shall be sufficiently given if sent by certified or registered mail, postage prepaid, if to the Company, addressed to it at IRT Industries, Inc., 6230 Fairview Road, Suite 102, Charlotte, NC 28210,
                           Attention:  Dale  K.  Chapman,  President,  telephone
                           number  (704)  364-2066,   facsimile  number:   (704)
                           364-7172, or if to the Consultant, addressed to him at 785 South River Rd, Number 185, St. George, Utah 84770, or to such address as may hereafter be designated in writing by one party to the other. Any notice or other communication hereunder shall be deemed given, three days after deposit in the mail if mailed by certified mail, return receipt requested, or on the day after deposit with an overnight courier service for next day delivery, or on the date delivered by hand or by facsimile with accurate confirmation generated by the transmitting facsimile machine, at the address or number designated above
                           (if   delivered  on  a  business  day  during  normal
                           business hours where such notice is to be received), or the first business day following such delivery (if delivered other than on a business day during normal business hours where such notice is to be received).

                               b.  This  Agreement embodies the entire Agreement
and understanding between the Company and the Consultant and supersedes any and all negotiations, prior discussions and preliminary and prior arrangements and understandings related to the central subject matter hereof.

                               c.  This  Agreement  has been duly  authorized,
executed  and  delivered by and on behalf of the Company and the Consultant.


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                               d.  This Agreement and all rights, liabilities
and obligations hereunder shall be binding upon and inure to the benefit of each party's successors but may not be assigned without the prior written approval of the other party.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date hereof.

                                          IRT INDUSTRIES, INC.


                                          By: /s/ Dale K. Chapman
                                          -------------------------------
                                              Dale K. Chapman, President


                                          By: /s/ Jahnihah Wrede
                                          -------------------------------
                                              Jahnihah Wrede, Consultant


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